UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 19, 2006
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                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                          1-6395                        95-2119684
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                 (Commission File Number)    (IRS Employer Identification No.)

                      200 Flynn Road
                   Camarillo, California                 93012-8790
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         (Address of Principal Executive Offices)        (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Interim Review.

      Item 4.02(a)

      As previously reported, the Company has been engaged in an internal review of its stock option practices in light of an informal SEC inquiry. On June 9, 2006, the Audit Committee, with the assistance of independent counsel and forensic accountants, commenced an internal investigation of the Company's stock option practices and associated accounting. On July 12, 2006, the Board of Directors appointed a Special Committee to continue the Audit Committee investigation. The Special Committee is comprised of members who had not served the Company or the Board in any capacity prior to December 2002. The Special Committee has not completed its work or reached final conclusions and is continuing its investigation.

      The initial phase of the investigation has focused on the processes used to establish option exercise prices and obtain approvals of stock option grants, including procedures relating to initial stock option grants to newly-hired employees, and the related measurement dates used for financial reporting purposes. Although the investigation is ongoing, the Committee has concluded that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), the accounting measurement dates for certain stock options granted primarily during fiscal years 1998 through 2003 (which roughly correspond to calendar years 1997 through 2002) differ from the measurement dates previously used for such awards. As a result, new accounting measurement dates will apply to the affected option grants.

      Consequently, the Company expects to record additional non-cash compensation expense and expects the amount of such additional expense to be material. The tax consequences that may result from these matters have not yet been determined. As a result of these adjustments, the Company expects to restate its financial statements for fiscal years 2002 through 2006. The restatement will also affect financial statements for earlier fiscal years and adjustments for those earlier years will be reflected as part of the opening balances in the financial statements for the restatement period.

      The Company believes that the additional non-cash compensation expense under APB 25 will not affect its current cash position or previously reported revenues. Although future operating results are not expected to be significantly impacted by the adjustments related to past stock option practices, expenses arising from management's review, the Special Committee's investigation, related litigation and other associated activities will be recorded in the periods incurred and are expected to be significant.

      Management, the Special Committee and the Audit Committee have discussed the above matters with Ernst & Young LLP, the Company's independent registered public accounting firm.

      On July 19, 2006 the Board of Directors, in consultation with management, the Audit Committee, and the Special Committee and with the concurrence of Ernst & Young LLP, determined that financial statements and the related reports of its independent public accountants, earnings press releases, and similar communications previously issued by the Company should not be relied upon due to the pending restatement of its historical financial statements.

      Because the review is still ongoing, the aggregate amount of additional non-cash stock-based compensation expense has not been determined, nor has the amount of such expense to be recorded in any specific period or in any future period been determined.

      Management is evaluating the impact of this matter on its internal controls over financial reporting and its reports thereon for fiscal years 2005 and 2006. The Company's disclosure controls and procedures are also being reevaluated.

      The Special Committee is working to complete its investigation in a timely manner and the Company intends to file its restated financial statements and its quarterly report for the period ended April 30, 2006 as soon as practicable after the Special Committee's investigation is concluded. As previously announced, the Company received a Staff Determination letter from Nasdaq on June 15, 2006 indicating that the Company's securities are subject to delisting because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel ("Panel") to review the Staff Determination. At the hearing, which will occur within the next two weeks, the Company will ask the Panel for additional time to remedy the late filing and to restate its financial statements. There can be no assurance that the Panel will grant the additional time or that the Company will maintain its Nasdaq listing.


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       The press  release  issued by the Company on July 20, 2006 in  connection with this matter is attached hereto as Exhibit 99.1

Item 8.01.  Other Events

      The Company has been served with a third stockholder derivative lawsuit related to stock option practices, which was filed in the United States District Court for the Central District of California. This case, which names the Company as a nominal defendant, seeks to bring derivative claims on behalf of the Company against certain of its present and former directors and executive officers. The Company is evaluating the lawsuit and will respond to it in due course.

Item 9.01.  Financial Statements and Exhibits

      (c)  Exhibits

          Exhibit 99.1     Press Release of the Company dated July 20, 2006





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2006                 SEMTECH CORPORATION


                                    By:   /s/   David G. Franz, Jr.
                                       -----------------------------
                                         David G. Franz, Jr.
                                         Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
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Exhibit 99.1               Press Release of the Company dated July 20, 2006

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